SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 21, 2004
                                                          --------------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2002-1G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-90190                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On July 17, 2002 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2002-1G Trust (the "Trust") , publicly issued US$1,000,000,000 of Class A2 Mortgage Backed Floating Rate Notes due July 2034 (the "Notes") pursuant to a registration statement (No. 333-90190) declared effective on July 15, 2002. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

     On October 7, 2002, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On January 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On April 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On July 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On October 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On January 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On April 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    April 7, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2002-1G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2002-1G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: April 21, 2004

                             By: /S/ SAM KYRIACOU
                                ------------------------------------------------
                             Name:   Sam Kyriacou
                             Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the April 7, 2004
                                   Distribution